Exhibit 1.4

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed or submitted to the Depositary. If you have any questions or require more information with regard to the procedures for completing this Letter of Transmittal, please contact Computershare Investor Services Inc.

LETTER OF TRANSMITTAL

FOR COMMON SHARES OF

MOSS LAKE GOLD MINES LTD.

TO:	COMPUTERSHARE INVESTOR SERVICES INC. (the “Depositary”)

AND TO:	MOSS LAKE GOLD MINES LTD. (“Moss Lake”)

AND TO:	WESDOME GOLD MINES LTD. (“Wesdome”)

This Letter of Transmittal is for use by registered holders (the “Registered Shareholders”) of common shares of Moss Lake (the “Moss Lake Shares”), in connection with the proposed amalgamation (the “Amalgamation”) under the provisions of the Business Corporations Act (Ontario) involving Moss Lake, Wesdome and 2404027 Ontario Inc. (a wholly-owned subsidiary of Wesdome) (“Subco”), that is being submitted for approval at the special meeting of holders of Moss Lake Shares scheduled to be held on Friday, March 21, 2014, or any adjournment(s) or postponement(s) thereof (the “Meeting”). The Amalgamation involves, among other things, the indirect acquisition by Wesdome of all outstanding Moss Lake Shares not already owned by it in exchange for the issuance by Wesdome to holders of Moss Lake Shares of one common share of Wesdome (each whole common share, a “Wesdome Share”) for every 3.85 Moss Lake Shares held, all as set forth in further detail in the accompanying Moss Lake Management Information Circular dated February 20, 2014 (collectively, the “Circular”). Registered Shareholders are referred to the Circular that accompanies this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular. Registered Shareholders are encouraged to carefully review the Circular in its entirety.

This Letter of Transmittal is for use by Registered Shareholders only and is not to be used by beneficial holders of Moss Lake Shares who are not Registered Shareholders (the “Beneficial Shareholders”). A Beneficial Shareholder does not have Moss Lake Shares registered in his, her or its name; rather, such Moss Lake Shares are held by an intermediary or clearing agency such as CDS & Co. or Depository Trust Company. If you are a Beneficial Shareholder, you should contact your intermediary for instructions and assistance in delivering your certificates representing your Moss Lake Shares and receiving the Wesdome Shares for such Moss Lake Shares.

The Amalgamation is anticipated to close at the end of March 2014. If the Amalgamation is completed, at the Effective Time, Registered Shareholders (other than Dissenting Shareholders) will be entitled to receive, in exchange for every 3.85 Moss Lake Shares held, one Wesdome Share.

Unless otherwise indicated in Box D below, the Wesdome Shares will be issued by way of physical certificates. A Shareholder may elect to receive the Wesdome Shares to which such holder is entitled by way of a Direct Registration System (“DRS”) Advice on the share register of Wesdome in lieu of receiving physical certificates representing such Wesdome Shares. If you wish to receive a DRS Advice in lieu of physical certificates, please complete Box D below. For the purposes of this Letter of Transmittal, all references to certificates representing Wesdome Shares shall be deemed to include DRS Advices representing Wesdome Shares, unless the context requires otherwise.

No fractional Wesdome Shares shall be issued to Moss Lake Shareholders. The number of Wesdome Shares to be issued to Moss Lake Shareholders shall be rounded down to the nearest whole Wesdome Share in the event that a Moss Lake Shareholder is entitled to a fractional Wesdome Share. No compensation will be paid to a Moss Lake Shareholder in respect of such fractional Wesdome Shares.

In order to receive the appropriate number of Wesdome Shares that a holder of Moss Lake Shares is entitled to receive pursuant to the Amalgamation, Registered Shareholders are required to deposit the certificate(s) representing their Moss Lake Shares with the Depositary. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificate(s) for Moss Lake Shares deposited for receipt of the Wesdome Shares pursuant to the Amalgamation. If you are a U.S. Shareholder (as defined in Box F), in order to prevent backup withholding, you must also complete the Substitute Form W-9 set forth on page 7 or a Form W-8, depending on whether you are a U.S. Person (as defined in paragraph 7), or otherwise provide evidence that you are exempt from backup withholding.

Whether or not the undersigned delivers the required documentation to the Depositary, as of the Effective Time, the undersigned will cease to be a holder of Moss Lake Shares and, subject to the ultimate expiry identified below, will only be entitled to receive the Wesdome Shares to which the undersigned is entitled under the Amalgamation. REGISTERED SHAREHOLDERS WHO DO NOT DELIVER CERTIFICATES REPRESENTING THEIR MOSS LAKE SHARES AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE SIXTH ANNIVERSARY OF THE EFFECTIVE DATE WILL LOSE THEIR RIGHT TO RECEIVE ANY WESDOME SHARES FOR THEIR MOSS LAKE SHARES AND ANY CLAIM OR INTEREST OF ANY KIND OR NATURE AGAINST MOSS LAKE, WESDOME OR THE DEPOSITARY.

Please read the Circular and the instructions set out below carefully before completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If Moss Lake Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different Registered Shareholder. See Instruction 2.

In connection with the Amalgamation being considered for approval at the Meeting, the undersigned hereby deposits with the Depositary the enclosed certificate(s) representing Moss Lake Shares, details of which are as follows:

Certificate Number(s)	Name(s) in which Registered	Number of Moss Lake Shares Represented by Certificate

TOTAL

(Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the above form.)

☐
Some or all of the certificates representing Moss Lake Shares held by the undersigned have been lost, stolen or destroyed (Check box if applicable). Please review Instruction 6 for the procedure to replace certificates that have been lost, stolen or destroyed.

It is understood that (i) upon receipt by the Depositary of this duly completed and signed Letter of Transmittal and of the certificate(s) representing the Moss Lake Shares deposited herewith (the “Deposited Moss Lake Shares”) and (ii) following the Effective Date, the Depositary will deliver to the undersigned, in accordance with the issuance and delivery instructions provided in Box A and Box B below, certificates representing the Wesdome Shares that the undersigned is entitled to receive under the Amalgamation, or hold such certificates for pick-up in accordance with the instructions set out in Box C below, and the certificate(s) representing the Deposited Moss Lake Shares will forthwith be cancelled.

The undersigned holder of Moss Lake Shares represents and warrants in favour of Moss Lake and Wesdome that: (i) the undersigned is the registered holder of the Deposited Moss Lake Shares and that such Deposited Moss Lake Shares represent all of the Moss Lake Shares owned, directly or indirectly, by the undersigned; (ii) such Deposited Moss Lake Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Moss Lake Shares and that, when the Wesdome Shares are delivered, neither of Moss Lake or Wesdome or any affiliate thereof or successor thereto will be subject to any adverse claim in respect of such Deposited Moss Lake Shares; (iv) the Deposited Moss Lake Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Moss Lake Shares, to any other person; (v) the transfer of the Deposited Moss Lake Shares complies with all applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is complete, true and accurate; (vii) the undersigned has received or obtained a copy of the Circular; and (viii) the delivery of the applicable number of Wesdome Shares will discharge any and all obligations of Moss Lake, Wesdome, Subco and the Depositary with respect to the matters contemplated by this Letter of Transmittal and the Amalgamation. These representations and warranties shall survive the completion of the Amalgamation.

Except for any proxy deposited with respect to the vote on the Amalgamation Resolution in connection with the Meeting or as granted by this Letter of Transmittal, the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Moss Lake Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Moss Lake Shares.

The undersigned hereby agrees to transfer, effective at the Effective Time and pursuant to the Amalgamation, all right, title and interest in the Deposited Moss Lake Shares and irrevocably appoints and constitutes the Depositary the lawful attorney of the undersigned, with full power of substitution to deliver the Deposited Moss Lake Shares pursuant to the Amalgamation and to effect the transfer of the Deposited Moss Lake Shares on the books of Moss Lake to the extent and in the manner provided under the Amalgamation.

The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Moss Lake Shares contemplated by this Letter of Transmittal.

The undersigned agrees that all questions as to validity, form, eligibility (including timely receipts) and acceptance of any Moss Lake Shares transferred in connection with the Amalgamation shall be determined by Wesdome in its sole discretion and that such determination shall be final and binding and acknowledges that there is no duty or obligation upon Moss Lake, Wesdome, the Depositary or any other person to give notice of any defect or irregularity in any such surrender of Moss Lake Shares and no liability will be incurred by any of them for failure to give any such notice.

The undersigned hereby acknowledges that the delivery of the Deposited Moss Lake Shares shall be effected, and the risk of loss to such Deposited Moss Lake Shares shall pass, only upon proper receipt thereof by the Depositary.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, legal representatives, successors and assigns of the undersigned.

The undersigned instructs the Depositary to mail the certificate(s) representing the Wesdome Shares that the undersigned is entitled to pursuant to the Amalgamation, in exchange for the Deposited Moss Lake

Shares, promptly after the Effective Time by first class insured mail, postage pre-paid to the undersigned, or to hold such certificate(s) representing the Wesdome Shares for pick-up, in accordance with the instructions given below. The undersigned acknowledges that the delivery of the Wesdome Shares in respect of the Deposited Moss Lake Shares exchanged hereby will completely discharge any obligations of Moss Lake, Wesdome and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

If the Amalgamation is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned as soon as possible to the undersigned at the address set out below in Box A or, failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of Moss Lake.

It is understood that the undersigned will not receive the Wesdome Shares in respect of the Deposited Moss Lake Shares until the Amalgamation is consummated and until the certificate(s) representing the Deposited Moss Lake Shares owned by the undersigned are received by the Depositary at the address set forth on the back of this Letter of Transmittal, together with a duly completed Letter of Transmittal and such additional documents as the Depositary may require, and until the same are processed by the Depositary. It is understood that under no circumstances will interest accrue or be paid in respect of the Deposited Moss Lake Shares in connection with the Amalgamation.

By reason of the use by the undersigned of this Letter of Transmittal, the undersigned and each of you shall be deemed to have required that any contract in connection with the delivery of the Moss Lake Shares pursuant to the Amalgamation through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation de la présente lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat relié à l’envoi d’actions ordinaires de Moss Lake en vertue de l’amalgamation au moyen de la présente lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

This Letter of Transmittal will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

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BOX A	BOX B

ISSUANCE AND PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

□ Issue Wesdome Shares in the name of:
To be completed ONLY if the certificate(s) representing the Wesdome Shares to which the undersigned is entitled pursuant to the Amalgamation is to be sent to someone other than the person shown in Box A or to an address other than the address shown in Box A

(please print or type)

(Name)

(Street Address and Number)	□ Same address as Box A; or

(City and Province or State)

(Country and Postal (Zip) Code)
(Name)
(Telephone – Business Hours)
(Street Address and Number)
(E-mail Address)
(City and Province or State)
(Social Insurance or Social Security Number or Taxpayer Identification Number)
(Country and Postal (Zip) Code)

BOX C – SPECIAL PICK-UP INSTRUCTIONS

□ HOLD FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE
THE MOSS LAKE SHARES WERE DEPOSITED

BOX D – ELECTION TO RECEIVE DRS ADVICE IN LIEU OF PHYSICAL CERTIFICATES
To be completed ONLY if the undersigned wishes to receive a DRS Advice representing the Wesdome Shares to which the undersigned is entitled pursuant to the Amalgamation IN LIEU OF physical certificates representing such Wesdome Shares:

□ ISSUE WESDOME SHARES BY WAY OF A DRS ADVICE IN LIEU OF PHYSICAL CERTIFICATES

BOX E – DECLARATION OF TAX RESIDENCE

All Registered Shareholders must place an “X” in the applicable box below.
□ The Registered Shareholder is resident in Canada for purposes of the Tax Act.
□ The Registered Shareholder is not resident in Canada for purposes of the Tax Act.
Canadian federal income tax considerations apply to Shareholders based on their residence, as described in the Circular.

BOX F
TO BE COMPLETED BY ALL MOSS LAKE SHAREHOLDERS BY SELECTING ONE BOX BELOW
Indicate whether you are a U.S. Shareholder (as defined below) or are acting on behalf of a U.S. Shareholder.
□ The owner signing below represents that it is NOT a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;
OR
□ The owner signing below is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A "U.S. Shareholder" is any Moss Lake Shareholder that is either (A) providing an address in Box "A" or Box "B" that is located within the United States or any territory in possession thereof, or (B) a U.S. person for United States federal income tax purposes (as defined in paragraph 7, below).

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete and submit to Computershare the Substitute Form W-9 included below or Form W-8, depending on whether you are a U.S. person (as defined in paragraph 7), or otherwise provide evidence that you are exempt from backup withholding (See "Instructions – Important U.S. Federal Income Tax Information for Prodigy Shareholders who are U.S. Shareholders" below). If you require a Form W-8, please contact Computershare or obtain the applicable Form W-8 at www.irs.gov.

BOX G – SIGNATURE GUARANTEE	BOX H - SIGNATURE

Signature guaranteed by	Dated: __________________________
(if required under Instruction 3)

(Signature of Moss Lake Shareholder or authorized representative)
(Authorized Signature)
(Signature of any joint holder)
Name of Guarantor (please print or type)
(Name of Moss Lake Shareholder)
Address (please print or type)
(Name of authorized representative)
Area Code and Telephone Number
(Social Insurance Number or Taxpayer Identification Number)

(Daytime Telephone Number of Moss Lake Shareholder or Authorized Representative)

(Daytime Facsimile Number of Moss Lake Shareholder or authorized representative)

SUBSTITUTE FORM W-9
TO BE COMPLETED BY MOSS LAKE SHAREHOLDERS THAT ARE U.S. PERSONS ONLY

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification	Part 1 - Please provide your name in the box at right.
	Taxpayer Identification Number (“TIN”) - ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number.) CERTIFY BY SIGNING AND DATING BELOW.	Name
Social Security Number(s) (If awaiting TIN, write "Applied For") OR
Enter the appropriate tax classification: ________ (I = individual / sole proprietor, C = corporation, S = S corporation, P = partnership, T = trust / estate, O = other). If other (explain)
Employer Identification Number(s) (If awaiting TIN, write "Applied For"
Part 2 - For payees exempt from backup withholding, please write “exempt” here:

Part 3 -Certification - Under penalties of perjury, I certify that:

	(1)	The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me); and

(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person; (including a U.S. resident alien).

Certificate Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature of U.S. person _____________________	Date ________________ , 2014

NOTE: Failure to furnish your correct TIN may result in penalties imposed by the Internal Revenue Service and in backup withholding of 28% of the gross amount of consideration paid to you pursuant to the Arrangement.

You must complete the following certificate if you wrote "Applied For" in Part 1 of Substitute Form W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN within 60 days of executing this certificate, 28% of the gross proceeds of such payment made to me may be withheld.

Signature __________________________________________ Date _________________________ , 2014

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)
Registered Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal. The terms and conditions of the Amalgamation are incorporated by reference into this Letter of Transmittal and capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular.

(b)
This Letter of Transmittal duly completed and signed (or an originally signed facsimile copy thereof) together with accompanying certificates representing the Moss Lake Shares and all other required documents must be sent or delivered to the Depositary at the addresses set out on the back of this Letter of Transmittal. In order to receive the Wesdome Shares under the Amalgamation for the Deposited Moss Lake Shares, it is recommended that the foregoing documents be received by the Depositary at the address set out on the back of this Letter of Transmittal as soon as possible. Do not send the certificates or the Letter of Transmittal to Moss Lake or Wesdome.

(c)
The method used to deliver this Letter of Transmittal and any accompanying certificates representing Moss Lake Shares and all other required documents is at the option and risk of the Registered Shareholder and delivery will be deemed effective only when such documents are actually received by the Depositary. Moss Lake, Wesdome and the Depositary recommend that the necessary documentation be hand delivered to the Depositary at the address set out on the back of this Letter of Transmittal, and a receipt obtained; otherwise, the use of registered mail with return receipt requested, properly insured, is recommended. Beneficial Shareholders whose Moss Lake Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Moss Lake Shares. Delivery to an address other than to the specified address does not constitute delivery for this purpose.

(d)
Moss Lake reserves the right if it so elects in its absolute discretion to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and/or accompanying documents received by it.

(e)
If the Wesdome Shares are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the Wesdome Shares are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate box on this Letter of Transmittal should be completed (Box A and B).

(f)
Unless otherwise indicated in Box D on this Letter of Transmittal, the Wesdome Shares will be issued by way of physical certificates. A Moss Lake Shareholder may elect to receive the Wesdome Shares to which such holder is entitled by way of a DRS Advice on the share register of Wesdome in lieu of receiving physical certificates representing such Wesdome Shares. If you wish to receive a DRS Advice in lieu of physical certificates, please complete Box D on this Letter of Transmittal.

2.	Signatures

This Letter of Transmittal must be completed and signed by a Registered Shareholder or by such Registered Shareholder’s duly authorized representative (in accordance with paragraph 4 below of these Instructions).

(a)
If this Letter of Transmittal is signed by the Registered Shareholder(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)
If this Letter of Transmittal is signed on behalf of a Registered Shareholder by a person other than the Registered Shareholder of the accompanying certificate(s), or if the Wesdome Shares are to be issued to a person other than the Registered Shareholder:

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the Registered Shareholder; and

(ii)
the signature on such endorsement or share transfer power(s) of attorney must correspond exactly to the name of the Registered Shareholder as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 3 below of these Instructions.

(c)
If any of the Deposited Moss Lake Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Deposited Moss Lake Shares.

3.	Guarantee of Signatures

If this Letter of Transmittal is signed on behalf of a Registered Shareholder by a person other than the Registered Shareholder or if the Wesdome Shares are to be issued in a name other than the Registered Shareholder, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program, (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Moss Lake, Wesdome or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

5.	Issuance and Delivery Instructions

The certificates representing the Wesdome Shares to be issued in exchange for the Deposited Moss Lake Shares will be issued in the name of the person indicated in Box A and delivered to the address indicated in Box A (unless another address has been provided in Box B). If any certificates representing the Wesdome Shares are to be held for pick-up at the offices of the Depositary, complete Box C. If neither Box A nor Box B is completed, any certificates representing the Wesdome Shares issued in exchange for the Deposited Moss Lake Shares will be issued in the name of the Registered Shareholder of the Deposited Moss Lake Shares and will be mailed to the address of the Registered Shareholder of the Deposited Moss Lake Shares as it appears on the securities register of Moss Lake. Any certificates mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

6.	Lost Certificates

If a certificate representing Moss Lake Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary and/or the registrar and transfer agent for the Moss Lake Shares will respond with replacement requirements (which will include a bonding requirement or otherwise indemnifying Wesdome and Moss Lake in a manner satisfactory to Wesdome and Moss Lake, acting reasonably, against any claim that may be made against Wesdome or Moss Lake with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise take such actions as may be required by the articles and by-laws of Moss Lake, or as required by the Depositary) that must be satisfied in order for the undersigned to receive the Wesdome Shares in accordance with the Amalgamation.

7.	Important U.S. Federal Income Tax Information for Moss Lake Shareholders who are U.S. Shareholders

Circular 230 Disclosure. Any discussion of tax matters set forth in this Letter of Transmittal was written to support the promotion or marketing of the Amalgamation and other matters addressed herein and is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding tax-related penalties under the Code. Each taxpayer should seek advice based on its particular circumstances from an independent tax advisor.

The summary of United States federal income tax issues contained in this Letter of Transmittal is limited to the United States federal income tax issues addressed herein. Additional issues may exist that are not addressed in this summary and that could affect the U.S. federal income tax treatment of the matters addressed herein.

Under current U.S. federal income tax law, a U.S. Shareholder (as defined in Box F) (or person acting on behalf of a U.S. Shareholder) who receives Wesdome Shares in exchange for Moss Lake Shares may be subject to backup withholding on all reportable cash payments received pursuant to the exchange at the rate of 28%. To prevent backup withholding, each U.S. Shareholder that is a U.S. person, as defined below, must provide Computershare with its correct taxpayer identification number or "TIN" (an employer identification number or, for an individual, a social security number) by completing the enclosed Substitute Form W-9 in accordance with the instructions attached thereto, or otherwise establish an exemption from backup withholding. The Substitute Form W-9 requires each U.S. Shareholder that is a U.S. person to certify under penalties of perjury: (1) that the TIN provided is correct (or that such U.S. Shareholder is awaiting a TIN); (2) that (i) the U.S. Shareholder is exempt from backup withholding; (ii) the U.S. Shareholder has not been notified by the U.S. Internal Revenue Service ("IRS") that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the U.S. Shareholder that it is no longer subject to backup withholding; and (3)

that the U.S. Shareholder is a U.S. citizen or other U.S. person. A U.S. person is: (1) an individual who is a U.S. citizen or U.S. resident; (2) a partnership or corporation (or entity classified as a corporation or partnership for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any state in the United States or the District of Columbia; (3) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income or (4) a trust if (i) such trust was in existence on August 20, 1996, and has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Alternatively, a U.S. Shareholder can prevent backup withholding by otherwise providing a basis for an exemption from backup withholding.

You are a U.S. person (“U.S. Person”), if you are, for U.S. federal income tax purposes, (1) an individual citizen or a resident alien of the United States, (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or any state thereof (including the District of Columbia), (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. Persons are authorized to control all substantial decisions of the trust or (b) the trust has a valid election in place under applicable U.S. Treasury Regulations to be treated as a U.S. person.

Each tendering U.S. Person that is not exempt from backup withholding is required to provide Computershare with a correct TIN and with certain other information on Substitute Form W-9, which is attached above, and to certify that the TIN provided is correct (or that such U.S. Person is awaiting a TIN) and that the U.S. Person is not subject to backup withholding.

A U.S. person who does not provide Computershare with the U.S. person's correct TIN, may be subject to penalties imposed by the IRS. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.

Backup withholding is not an additional U.S. federal income tax. Rather, if the required information is furnished to the IRS in a timely manner, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained by the U.S. Shareholder from the IRS.

Certain exempt U.S. Shareholders are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt U.S. Shareholder must enter its name and tax classification in Part I of Substitute Form W-9 and write "Exempt" in Part II of the form, and sign and date the form.

A U.S. Shareholder that is not a U.S. person may qualify for exemption from backup withholding by submitting a properly completed applicable Form W-8, signed under penalties of perjury, certifying such person's status as a non-U.S. person. The applicable Form W-8 can be obtained from the IRS electronically through its website at www.irs.gov or from Computershare. Non-U.S. persons are urged to consult their tax advisors about their qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If a U.S. Shareholder does not have a TIN, such U.S. Shareholder should: (i) write "Applied For" in the space for the TIN in Part 2 of the Substitute Form W-9 and (ii) sign and date the enclosed Substitute Form W-9. Computershare will withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. Shareholder who writes "Applied For" in Part 2 of the Substitute Form W-9 should furnish Computershare with such U.S. Shareholder's TIN as soon as it is received.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 OR THE APPLICABLE FORM W-8 AS SET OUT IN THIS LETTER OF TRANSMITTAL MAY BE SUBJECT TO BACKUP WITHHOLDING AT THE RATE OF 28% AND MAY BE SUBJECT TO PENALTIES.

MOSS LAKE U.S. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO (A) THE APPLICABILITY OF THE BACKUP WITHHOLDING REQUIREMENTS TO THEM AND (B) THE PROPER COMPLETION OF THE SUBSTITUTE FORM W-9, OR THE APPLICABLE FORM W-8.

8.	Miscellaneous

(a)
If the space on this Letter of Transmittal is insufficient to list all certificates for Moss Lake Shares, additional certificate numbers and number of Moss Lake Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Moss Lake Shares are registered in different forms (e.g., “John Doe” and “J. Doe”) a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Moss Lake Shares will be accepted and no fractional Wesdome Shares will be issued.

(d)	Additional copies of the Letter of Transmittal may be obtained from the Depositary at the address set out on the back of this Letter of Transmittal.

(e)	It is strongly recommended that prior to completing this Letter of Transmittal, the undersigned read the accompanying Circular and discuss any questions with a tax advisor.

(f)	This Letter of Transmittal will be construed in accordance with and be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

9.	Representations

The representations made by the holders of Moss Lake Shares in this Letter of Transmittal will survive the Effective Time.

10.	Privacy Notice from the Depositary

The Depositary is committed to protecting your personal information. In the course of providing services to you and the Depositary’s corporate clients, the Depositary receives non-public personal information about you from transactions it performs for you, forms you send to the Depositary, and other communications the Depositary has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depositary uses this to administer your account, to better serve your and the Depositary’s clients’ needs and for other lawful purposes relating to the Depositary’s services. The Depositary has prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at the Depositary’s website, www.computershare.com, or by writing to the Depositary at 100 University Avenue, Toronto, Ontario, M5J 2Y1. The Depositary will use the information you are providing in this Letter of Transmittal in order to process your request and will treat your signature(s) on this Letter of Transmittal as your consent to the foregoing.

THE DEPOSITARY FOR THE AMALGAMATION IS:

Computershare Investor Services Inc.

Offices of the Depositary:

By Mail
Computershare Investor Services Inc.
P.O. Box 7021, 31 Adelaide Street East
Toronto, ON M5C 3H2

By Registered Mail, Hand or Courier
Computershare Investor Services Inc.
100 University Avenue, 8th Floor
Toronto, ON M5J 2Y1

Attention: Corporate Actions

Any questions and requests for assistance with completing this Letter of Transmittal may be directed to the Depositary at:

North American Toll Free Number: 1-800-564-6253
International/Overseas Number: 1-514-982-7555

Email: corporateactions@computershare.com

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